                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OF 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report
(Date of earliest event reported):        January 29, 1996
                                   ------------------------------


                          PACIFIC SCIENTIFIC COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       California                 1-7744            94-0744970
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission       (IRS employer
    of incorporation)            file no.)      identification no.)


          620 Newport Center Drive, Suite 700, Newport Beach, CA 92660
--------------------------------------------------------------------------------
              (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (714) 720-1714
                                                    --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         Pursuant to an Agreement and Plan of Merger between Pacific Scientific Company (the "Company") and the shareholders of Met One, Inc. ("Met One") which was executed on December 29, 1995 and placed into escrow, a wholly-owned subsidiary of the Company merged with and into Met One on January 29, 1996.
The merger resulted in the exchange of 983,092 shares of the Company's common stock for all of the outstanding shares of Met One together with certain real property utilized by Met One as its company headquarters. Pursuant to a Registration Rights Agreement, the Company agreed to use its best efforts to file before March 15, 1996 a registration statement covering the shares of common stock issued in the transaction.

         Met One is a manufacturer of instruments to detect, calculate and measure contaminate particles, primarily in air. The Company will use the pooling-of-interests method to account for this transaction and will report the Company's results of operations for 1995 and prior periods as if the merger took place at the beginning of such periods.

         As a condition of obtaining clearance of the transaction under the Federal Hart-Scott-Rodino and Clayton Acts, the Company agreed to divest its drinking water quality monitoring assets to another company. During 1995, the Company's sales of monitors for drinking water quality represented less than one-half of one percent of the Company's 1995 annual sales. Until such drinking water quality monitoring assets have been divested, the Company is required to operate Met One as a separate and distinct business.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

                 Financial Statements of Met One, Inc. for the fiscal years ended June 30, 1995, 1994, and 1993, together with the related independent auditors' report thereon appear on pages F-1 through F-15 attached hereto and are incorporated herein by reference.

         (b)     Pro Forma Financial Information.

                 The registrant intends to file its Annual Report on Form 10-K not later than 60 days after this Current Report on Form 8-K must be filed with the Securities and Exchange Commission and the registrant's financial statements included in the Form 10-K will be restated for all periods to give effect to the acquisition disclosed in this report. Accordingly, no pro forma financial information will be filed as an amendment to this Form 8-K.

         (c)     Exhibits.

                 The following exhibits are filed with this report:





         2.1              Agreement and Plan of Merger

         2.2              Registration Rights Agreement

         23               Consent of Independent Accountants



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PACIFIC SCIENTIFIC COMPANY,
                                           a California corporation



Dated:  February 12, 1996                  By:  /s/ Richard V. Plat
                                              --------------------------------
                                              Richard V. Plat
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Secretary

                                 MET ONE, INC.

                              Financial Statements

                          June 30, 1995, 1994 and 1993


                    (With Independent Auditors' Report Thereon)

                              [KPMG LETTERHEAD]


                          Independent Auditors' Report




The Board of Directors
Met One, Inc.:


We have audited the accompanying balance sheets of Met One, Inc. as of June 30, 1995, 1994 and 1993, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Met One, Inc. as of June 30, 1995, 1994, and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                        KPMG Peat Marwick LLP

September 19, 1995
Portland, Oregon

                                 MET ONE, INC.

                                 Balance Sheets

                          June 30, 1995, 1994 and 1993




                             Assets                                   1995            1994         1993
                             ------                                   ----            ----         ----
Current assets:
    Cash                                                           $    -               -            -
    Trade accounts receivable, less allowance for
       doubtful accounts of $30,000 in 1995, $11,000
       in 1994, and $18,000 in 1993                                 2,281,044       1,914,605    1,741,754
    Notes receivable                                                    -              26,602       24,184
    Other receivables                                                  30,000          28,599      209,010
    Inventory                                                       2,412,381       1,509,565    1,291,258
    Prepaid expenses                                                   76,510          82,831      152,728
    Deferred income taxes                                             432,164         462,456      445,356
                                                                   ----------       ---------    ---------

                 Total current assets                               5,232,099       4,024,658    3,864,290
                                                                   ----------       ---------    ---------

Property, plant and equipment:
    Land                                                               45,900         259,160      259,160
    Plant and equipment                                             2,728,731       2,566,280    2,513,239
                                                                   ----------       ---------    ---------

                                                                    2,774,631       2,825,440    2,772,399

    Less accumulated depreciation                                   1,676,362       1,665,760    1,505,281
                                                                   ----------       ---------    ---------

                 Property, plant and equipment, net                 1,098,269       1,159,680    1,267,118
                                                                   ----------       ---------    ---------

Other assets                                                           59,141          41,001       46,156
Deferred income taxes                                                  13,895          18,712       18,271
                                                                   ----------       ---------    ---------

                                                                   $6,403,404       5,244,051    5,195,835
                                                                   ==========       =========    =========



See accompanying notes to financial statements.

                Liabilities and Stockholders' Equity                    1995            1994         1993
                ------------------------------------                    ----            ----         ----
Current liabilities:
    Trade accounts payable                                           $  506,420         266,010      208,481
    Cash overdraft                                                      598,095         591,946      637,660
    Line of credit                                                    1,636,190       1,753,906    1,636,470
    Current portion of long-term debt                                   589,361         165,274      189,356
    Notes payable to shareholder                                          -               -          190,000
    Accrued expenses                                                  1,379,413       1,023,724      849,855
                                                                     ----------       ---------    ---------

                 Total current liabilities                            4,709,479       3,800,860    3,711,822

Long-term debt, less current portion                                     63,918         773,333      915,875
                                                                     ----------       ---------    ---------

                 Total liabilities                                    4,773,397       4,574,193    4,627,697
                                                                     ----------       ---------    ---------

Stockholders' equity:
    Common stock; $1 par value, 75,000 shares
       authorized and issued; 500 shares outstanding                        500             500          500
    Additional paid-in capital                                          124,950         124,950      124,950
    Notes receivable from shareholders                                 (125,000)       (125,000)    (125,000)
    Retained earnings                                                 1,629,557         669,408      567,688
                                                                     ----------       ---------    ---------

                 Total stockholders' equity                           1,630,007         669,858      568,138

Commitments
                                                                     ----------       ---------    ---------
                                                                     $6,403,404       5,244,051    5,195,835
                                                                     ==========       =========    =========

                                 MET ONE, INC.

                              Statements of Income

                      Years ended June 30, 1995, 1994 and 1993


                                                                    1995           1994           1993
                                                                    ----           ----           ----
Net sales                                                       $15,190,380     11,803,350     10,813,544
Cost of sales                                                     6,624,996      5,471,398      5,048,278
                                                                -----------     ----------     ----------

                 Gross profit                                     8,565,384      6,331,952      5,765,266

Selling, general and administrative expenses                      5,745,150      4,783,405      4,835,493
Research and development expense                                    970,599        878,424        882,747
                                                                -----------     ----------     ----------

                 Income from operations                           1,849,635        670,123         47,026
                                                                -----------     ----------     ----------

Other income (expense):
    Interest income                                                  10,677          -             15,564
    Interest expense                                               (251,882)      (251,659)      (246,695)
    Other, net                                                       93,953       (153,518)       (43,805)
                                                                -----------     ----------     ----------

                 Income (loss) before income taxes                1,702,383        264,946       (227,910)

Income tax expense (benefit)                                        742,234        163,226        (38,046)
                                                                -----------     ----------     ----------

                 Net income (loss)                              $   960,149        101,720       (189,864)
                                                                ===========     ==========     ==========



See accompanying notes to financial statements.

                                 MET ONE, INC.

                       Statements of Stockholders' Equity

                    Years ended June 30, 1995, 1994 and 1993





                                       Common stock        Additional     Notes
                                    ------------------      paid-in   receivable from     Retained         Total
                                    Shares      Amount      capital    shareholders       earnings         equity
                                    ------      ------      -------    ------------       --------         ------

Balance at June 30, 1992             450        $450            -              -           757,552         758,002

Net loss                               -           -            -              -          (189,864)       (189,864)
Issuance of stock                     50          50        124,950      (125,000)            -               -
                                     ---        ----        -------      --------        ---------       ---------

Balance at June 30, 1993             500         500        124,950      (125,000)         567,688         568,138

Net income                             -           -            -              -           101,720         101,720
                                     ---        ----        -------      --------        ---------       ---------

Balance at June 30, 1994             500         500        124,950      (125,000)         669,408         669,858

Net income                             -           -            -              -           960,149         960,149
                                     ---        ----        -------      --------        ---------       ---------

Balance at June 30, 1995             500        $500        124,950      (125,000)       1,629,557       1,630,007
                                     ===        ====        =======      ========        =========       =========



See accompanying notes to financial statements

                                 MET ONE, INC.

                            Statements of Cash Flow

                    Years ended June 30, 1995, 1994 and 1993


                                                                             1995          1994       1993
                                                                             ----          ----       ----

Cash flows from operating activities:
    Net income (loss)                                                     $ 960,149       101,720   (189,864)
Adjustments to reconcile net income (loss) to
    net cash provided (used) by operating activities:
       Depreciation and amortization                                        128,188       171,230    216,367
       (Gain) loss on asset disposition                                     (93,189)        6,680      3,396
       Deferred income tax expense (benefit)                                 35,109       (17,541)   (62,123)
       Changes in operating assets and liabilities:
           Trade accounts and other receivables                            (357,840)       17,560   (548,993)
           Inventory                                                       (902,816)     (218,307)  (140,218)
           Prepaid expenses                                                   6,321        69,897    (84,470)
           Other assets                                                     (18,140)        5,155     (2,416)
           Trade accounts payable                                           240,410        57,529    (59,337)
           Accrued expenses                                                 355,689       173,869    195,271
                                                                          ---------      --------   --------

              Net cash provided (used) by operating
                 activities                                                 353,881       367,792   (672,387)
                                                                          ---------      --------   --------

Cash flows from investing activities:
    Purchase of property, plant and equipment                              (269,415)      (70,472)  (123,231)
    Proceeds from asset disposition                                         295,827           -          -
                                                                          ---------      --------   --------

              Net cash provided (used) by investing activities               26,412       (70,472)  (123,231)
                                                                          ---------      --------   --------

Cash flows from financing activities:
    Payments on long-term debt                                             (311,328)     (187,729)    (5,047)
    Proceeds from issuance of long-term debt                                 26,000        21,105     42,737
    Net change in line of credit                                           (117,716)      117,436    209,894
    Payments on notes payable to shareholders                                   -        (190,000)       -
    Proceeds from issuance of notes payable to shareholder                      -             -      160,000
    Net change in cash overdraft                                              6,149       (45,714)   373,850
    Net change in notes receivable                                           16,602       (12,418)    14,184
                                                                          ---------      --------   --------

              Net cash provided (used) by financing
                 activities                                                (380,293)     (297,320)   795,618
                                                                          ---------      --------   --------

              Net change in cash                                          $     -             -          -
                                                                          =========      ========   ========

Supplemental disclosure of cash flow information:
    Federal and state income taxes paid                                   $ 544,943       157,881     70,670
    Interest paid                                                           251,882       251,659    246,659

Supplemental disclosure of noncash transactions:
    Notes receivable issued in exchange for
       common stock                                                       $     -             -      125,000
                                                                          =========      ========   ========

See accompanying notes to financial statements

                                 MET ONE, INC.

                         Notes to Financial Statements

                          June 30, 1995, 1994 and 1993




(1) Summary of Significant Accounting Policies

    Accounting policies and methods of their application that significantly affect the determination of financial position, cash flows and results of operations are as follows:

   (a) Business Description

       Met One, Inc. (the Company) manufactures particle counters which are used in various manufacturing processes. When the Company was founded, its main emphasis was on manufacturing meteorological and weather instruments. Particle counters were also produced. During the late 1980's, particle counters became the focus of the Company and the meteorological instrument line was sold in 1989. The Company has since concentrated on manufacturing of particle counters for air, water, and hydraulic systems.

       Sales are made to both domestic and foreign customers. During the years ended June 30, 1995, 1994 and 1993, sales to Japan comprised approximately 12.5%, 7.2%, and 8.7%, respectively, of total sales.

   (b) Basis for Reporting

       The Company maintains its records on the accrual basis of accounting.

   (c) Inventories

       Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method for raw material and production costs.

   (d) Property, Plant and Equipment

       Property, plant and equipment are stated at cost. Depreciation on plant and equipment is provided using the declining balance and straight-line methods over the estimated useful lives of the assets. Maintenance and repairs are expensed in the year incurred; major renewals and betterments of equipment are capitalized and depreciated over the remaining life of the asset.

   (e) Research and Development

       Expenditures for research and development are charged to operations as incurred.


                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements




   (f) Income Taxes

       The Company uses the asset and liability method of accounting for income taxes (Statement 109). Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   (g) Warranty Obligations

       The Company provides the customer with a 12-month warranty from the date of purchase. Estimated warranty costs are provided at the time of sale.

(2) Notes Receivable

    During 1989, the Company sold its meteorology division, which was engaged primarily in the sale of meteorological instruments. The sale was financed by the Company through a long-term note, bearing interest at 10% per year. The balance of the note was received during the fiscal year ended June 30, 1995.

(3) Other Receivables

    At June 30, 1993, other receivables consisted primarily of a sales tax refund of $181,000. The amount was paid in 1994.

(4) Inventory

    Inventory consists of the following:

                                                               1995             1994            1993
                                                               ----             ----            ----
         Raw material                                       $1,411,747         821,388         777,893
         Work in process                                       397,585         188,556          63,124
         Finished goods                                        182,489         150,435          62,682
         Demonstration and other                               565,560         489,186         507,559
         Reserve for slow moving inventory                    (145,000)       (140,000)       (120,000)
                                                            ---------        ---------       ---------
                                                            $2,412,381       1,509,565       1,291,258
                                                            ==========       =========       =========


                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements




(5) Accrued Expenses

    Accrued expenses consist of the following:

                                                                   1995           1994         1993
                                                                   ----           ----         ----

         Accrued payroll and payroll taxes                      $  261,000        217,500     221,193
         Accrued vacation                                          224,000        333,100     297,100
         Accrued warranty obligations                              250,000        100,000      50,000
         Accrued sales and use taxes                               405,458        297,932     281,562
         Accrued income taxes                                      190,585         28,979         -
         Miscellaneous                                              48,370         46,213         -
                                                                ----------      ---------     -------

                                                                $1,379,413      1,023,724     849,855
                                                                ==========      =========     =======

(6) Line of Credit

    At June 30, 1995, the Company has an inventory and accounts receivable financing line of credit with Western Bank which is unsecured and expires on November 30, 1995. Generally, the revolving line of credit permits borrowing of up to the lesser of 80% of eligible accounts receivable plus 40% of eligible inventory or $3,000,000. Interest is payable monthly at the bank's prime rate plus 1%, 10% at June 30, 1995, with a minimum rate of 8% per annum and a maximum rate of 16% per annum.

    The line of credit agreement contains restrictive covenants. At June 30, 1995, the Company was not in compliance with certain of these restrictive covenants. The bank has granted a waiver as of that date for these events of default.


                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements




(7) Long-term Debt

    Long-term debt consists of the following:

                                                                       1995         1994            1993
                                                                       ----         ----            ----
         General Motors Acceptance Corporation,
            various interest rates ranging from 9.5%
            to 13%, requiring monthly principal and
            interest payments with maturities ranging
            from 1995 to 1998, secured by vehicles                   $ 51,451       58,538          91,948
         Equipment notes payable to the Company's
            principal interest requiring monthly
            payments of principal plus interest at prime
            (9% at June 30, 1995) plus 1.5%.  Mature
            in 1996.  Secured by equipment                             85,129      190,495         295,433
         Mortgage payable to Josephine County,
            requiring semi-annual payments of principal
            and interest at 12%, maturing in 2002.
            Secured by land                                            33,015       34,976          36,721
         Mortgage payable to West One Bank,
            requiring monthly payments of principal
            and interest at 7.75%.  Paid in 1995.
            Secured by real property                                      -        142,996         145,664
         Mortgage payable to First Interstate Bank,
            requiring monthly payments of principal
            and interest at 11.35%, maturing in 1995.
            Secured by real property                                  483,684      511,602         535,465
                                                                     --------      -------       ---------

                     Total long-term debt                             653,279      938,607       1,105,231

         Less current portion                                         589,361      165,274         189,356
                                                                     --------      -------       ---------

                     Long-term debt, less current portion            $ 63,918      773,333         915,875
                                                                     ========      =======       =========

                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements




    Future maturities of long-term debt are as follows:

         Year ending June 30,
               1996                                    $589,361
               1997                                      26,697
               1998                                      11,672
               1999                                       3,128
               2000                                       3,514
               Thereafter                                18,907
                                                       --------

                     Total                             $653,279
                                                       ========

(8) Related Party Transactions

   (a) Notes Receivable from Shareholders

       On July 1, 1992, the Company issued 25 shares of common stock to each of two employees in exchange for notes receivable. The stock issued is pledged as security on the notes. The notes are due July 1, 1996 and bear interest at 8% per year.

       Pursuant to a stock redemption agreement, the Company has reserved the right to purchase the shares issued to these employees if they terminate employment with the Company before July 1, 1996 or if they have not paid the outstanding notes related to the stock issuance after that date.

   (b) Notes Payable to Shareholder

       As of June 30, 1993, the Company's President and majority shareholder had loaned the Company an aggregate of $190,000 in exchange for notes bearing interest at 10% per year. The notes were repaid by the Company during the year ended June 30, 1994.

   (c) Leases from Shareholder

       The Company has entered into several operating lease arrangements with the Company's President and majority shareholder for facilities and vehicles.

       The vehicle lease arrangements are month-to-month and are terminable on one months' notice.

                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements




       A portion of the Company's primary manufacturing facility is leased to the Company under a ten year operating lease expiring on July 1, 2003. The lease agreement requires the Company to pay all executory costs such as insurance, property taxes, and maintenance, and provides that all leasehold improvements will revert to the lessor upon expiration of the lease. The required monthly rental payments are adjusted annually based on the Consumer Price Index for the Portland, Oregon metropolitan area.

       Future minimum lease payments required by the facility lease are as follows:

          Year ending June 30,
               1996                                     $  281,220
               1997                                        281,220
               1998                                        281,220
               1999                                        281,220
               2000                                        281,220
               Thereafter                                  843,660
                                                        ----------

                     Total                              $2,249,760
                                                        ==========

   (d) Lease to Shareholder

       During 1993, the Company leased rental property to its President and majority shareholder for use as his principal residence. Rental income for 1993 was approximately $12,000. The house was unoccupied during 1994 and was sold during 1995.

(9) Income Taxes

    The components of income tax expense (benefit) are as follows:

                                                                     1995          1994         1993
                                                                     ----          ----         ----
         Current:
            Federal                                                $513,637       115,711        8,686
            State                                                   193,488        65,056       15,391
                                                                   --------       -------      -------

                     Total current                                  707,125       180,767       24,077

         Deferred                                                    35,109       (17,541)     (62,123)
                                                                   --------       -------      -------

                     Income tax expense (benefit)                  $742,234       163,226      (38,046)
                                                                   ========       =======      =======

                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements


    The provision for income taxes at the Company's effective tax rate differed from the provision for income taxes at the statutory federal tax rate (34%) as follows:

                                                                     1995          1994        1993
                                                                     ----          ----        ----
         Computed tax expense (benefit) at the
            federal statutory rate                                 $578,810       90,081     (77,489)
         State taxes, net of federal tax benefit                    127,702       42,937      10,158
         Other                                                       35,722       30,208      29,285
                                                                   --------      -------     -------

            Income tax expense (benefit)                           $742,234      163,226     (38,046)
                                                                   ========      =======     =======

    Deferred income taxes reflect the impact of "temporary differences" between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. These temporary differences are determined in accordance with Statement 109 and are more inclusive in nature than "timing differences" as determined under previously applicable accounting principles.

    The tax effect of temporary differences and carryforwards which give rise to significant portions of deferred tax assets and deferred tax liabilities at June 30, 1995, 1994 and 1993, are as follows:

                                                                         1995          1994          1993
                                                                         ----          ----          ----
         Deferred tax assets:
            Accounts receivable, due to allowance
               for doubtful accounts                                   $ 11,278        4,129         6,840
            Inventory, due to additional costs
               inventoried for tax purposes and
               reserve for slow moving inventory                        138,766       99,714        80,156
            Accrued vacation pay                                         85,120      126,578       112,898
            Warranty and other accrued liabilities                      247,000      150,480        98,040
            Tax credit carryforwards                                        -        131,555       197,422
            Other                                                        21,495       22,512        18,271
                                                                       --------      -------       -------

                     Total gross deferred tax assets                    503,659      534,968       513,627
                                                                       --------      -------       -------

    Less valuation allowance                                            (50,000)     (50,000)      (50,000)
                                                                       --------      -------       -------

                     Net deferred tax assets                            453,659      484,968       463,627

         Deferred tax liabilities:
            Other                                                         7,600        3,800           -
                                                                       --------      -------       -------

                     Total gross deferred tax liabilities                 7,600        3,800           -
                                                                       --------      -------       -------

                     Net deferred tax asset                            $446,059      481,168       463,627
                                                                       ========      =======       =======

                                                                     (Continued)

                                 MET ONE, INC.

                         Notes to Financial Statements




     There has been no change in the valuation allowance for deferred tax assets since June 30, 1992. The Company has determined that it is not necessary to establish a valuation allowance for deferred tax assets of $453,659 at June 30, 1995, since it is more likely than not that such amount will be realized through carryback to taxable income in prior years and through anticipated future taxable income.

(10) Operating Leases

     The Company has several noncancelable operating leases, primarily for office space, transportation equipment, and computer equipment. Rental expense related to operating lease agreements was $103,733, $65,757, and $39,148 in 1995, 1994, and 1993, respectively.

     Future minimum lease payments under noncancellable operating leases are as follows:


      Year ending June 30,
           1996                                    $132,407
           1997                                      97,844
           1998                                      38,701
           1999                                      19,918
           2000                                       6,639
                                                   --------

                                                   $295,509
                                                   ========

(11) Subsequent Event

     On September 7, 1995, the Company's majority shareholder signed a letter of intent to sell 100% of the common stock of the Company.

                                 EXHIBIT INDEX



NO.                       EXHIBIT


2.1      Agreement and Plan of Merger

2.2      Registration Rights Agreement

23       Consent of Independent Accountants